Putnam Focused Equity Fund
The fund's portfolio
11/30/22 (Unaudited)

COMMON STOCKS (96.8%)(a)
	Shares	Value
Aerospace and defense (2.8%)
Raytheon Technologies Corp.	174,400	$17,216,768

		17,216,768
Airlines (1.7%)
Ryanair Holdings PLC ADR (Ireland)(NON)	134,600	10,187,874

		10,187,874
Banks (2.6%)
Citigroup, Inc.	287,820	13,933,366
Silvergate Capital Corp. Class A(NON)(S)	84,500	2,317,835

		16,251,201
Beverages (2.7%)
Constellation Brands, Inc. Class A	65,240	16,789,514

		16,789,514
Biotechnology (1.0%)
Ascendis Pharma A/S ADR (Denmark)(NON)(S)	51,591	6,348,788

		6,348,788
Building products (2.7%)
Johnson Controls International PLC	253,100	16,815,964

		16,815,964
Capital markets (1.8%)
Charles Schwab Corp. (The)	130,400	10,763,216

		10,763,216
Chemicals (1.8%)
Corteva, Inc.	161,300	10,832,908

		10,832,908
Diversified financial services (3.2%)
Apollo Global Management, Inc.	279,800	19,415,322

		19,415,322
Electronic equipment, instruments, and components (1.3%)
Vontier Corp.	417,200	8,189,636

		8,189,636
Equity real estate investment trusts (REITs) (1.5%)
Vornado Realty Trust(S)	359,166	9,083,308

		9,083,308
Food and staples retailing (2.3%)
Walmart, Inc.	90,400	13,778,768

		13,778,768
Health-care providers and services (4.0%)
Cigna Corp.	75,500	24,831,195

		24,831,195
Hotels, restaurants, and leisure (2.7%)
Hilton Worldwide Holdings, Inc.	116,014	16,545,917

		16,545,917
Insurance (6.2%)
AIA Group, Ltd. (Hong Kong)	1,844,200	18,808,968
Assured Guaranty, Ltd.	127,568	8,492,202
AXA SA (France)	368,515	10,542,039

		37,843,209
Interactive media and services (3.6%)
Alphabet, Inc. Class A(NON)	218,000	22,015,820

		22,015,820
Internet and direct marketing retail (5.4%)
Amazon.com, Inc.(NON)	342,600	33,074,604

		33,074,604
IT Services (1.0%)
Fidelity National Information Services, Inc.	86,642	6,288,476

		6,288,476
Leisure products (0.6%)
Peloton Interactive, Inc. Class A(NON)(S)	303,500	3,453,830

		3,453,830
Life sciences tools and services (3.2%)
Danaher Corp.	71,400	19,521,474

		19,521,474
Machinery (2.2%)
Otis Worldwide Corp.	168,937	13,192,290

		13,192,290
Media (2.7%)
Charter Communications, Inc. Class A(NON)	42,213	16,517,525

		16,517,525
Oil, gas, and consumable fuels (9.7%)
Cenovus Energy, Inc. (Canada)	656,756	13,060,419
Enterprise Products Partners LP	558,712	13,861,645
Exxon Mobil Corp.	291,800	32,489,012

		59,411,076
Pharmaceuticals (3.7%)
AstraZeneca PLC ADR (United Kingdom)	235,900	16,034,123
Eli Lilly and Co.	18,100	6,716,548

		22,750,671
Road and rail (2.9%)
Union Pacific Corp.	81,748	17,774,468

		17,774,468
Semiconductors and semiconductor equipment (2.3%)
Applied Materials, Inc.	129,200	14,160,320

		14,160,320
Software (10.8%)
Intuit, Inc.	35,000	14,265,650
Microsoft Corp.	202,798	51,741,882

		66,007,532
Specialty retail (3.7%)
Home Depot, Inc. (The)	69,834	22,625,518

		22,625,518
Technology hardware, storage, and peripherals (6.7%)
Apple, Inc.	277,500	41,078,325

		41,078,325

Total common stocks (cost $529,066,628)		$592,765,517

SHORT-TERM INVESTMENTS (5.0%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 4.10%(AFF)	Shares	10,785,804	$10,785,804
Putnam Short Term Investment Fund Class P 3.95%(AFF)	Shares	18,016,058	18,016,058
U.S. Treasury Bills 3.675%, 12/22/22(SEGSF)		$1,300,000	1,297,289
U.S. Treasury Bills 3.555%, 12/13/22(SEGSF)		300,000	299,648
U.S. Treasury Bills 4.042%, 1/10/23(SEGSF)		100,000	99,565

Total short-term investments (cost $30,498,333)			$30,498,364
TOTAL INVESTMENTS

Total investments (cost $559,564,961)			$623,263,881

	FORWARD CURRENCY CONTRACTS at 11/30/22 (aggregate face value $91,215,342) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Canadian Dollar	Sell	1/18/23	$4,288,091	$4,198,399	$(89,692)
	Barclays Bank PLC
		Euro	Buy	12/21/22	2,101,212	2,023,040	78,172
		Euro	Sell	12/21/22	2,101,212	2,090,854	(10,358)
	Citibank, N.A.
		Danish Krone	Buy	12/21/22	5,114,153	5,087,685	26,468
		Danish Krone	Sell	12/21/22	5,114,153	5,004,418	(109,735)
		Danish Krone	Sell	3/15/23	5,150,338	5,125,710	(24,628)
		Euro	Sell	12/21/22	11,542,074	11,140,305	(401,769)
		Hong Kong Dollar	Sell	2/15/23	2,414,924	2,406,374	(8,550)
	Goldman Sachs International
		British Pound	Sell	12/21/22	2,802,472	2,692,657	(109,815)
	HSBC Bank USA, National Association
		Hong Kong Dollar	Sell	2/15/23	11,358,482	11,317,878	(40,604)
	JPMorgan Chase Bank N.A.
		Hong Kong Dollar	Sell	2/15/23	1,768,858	1,765,283	(3,575)
	Morgan Stanley & Co. International PLC
		British Pound	Sell	12/21/22	2,921,995	2,807,987	(114,008)
		Canadian Dollar	Buy	1/18/23	108,622	109,824	(1,202)
		Euro	Sell	12/21/22	9,059,705	8,794,757	(264,948)
		Hong Kong Dollar	Sell	2/15/23	1,683,529	1,677,625	(5,904)
	NatWest Markets PLC
		Danish Krone	Buy	12/21/22	1,744,781	1,737,323	7,458
		Danish Krone	Sell	12/21/22	1,744,781	1,735,284	(9,497)
		Danish Krone	Sell	3/15/23	1,757,127	1,749,819	(7,308)
	State Street Bank and Trust Co.
		British Pound	Sell	12/21/22	8,430,451	8,103,003	(327,448)
		Canadian Dollar	Buy	1/18/23	46,871	39,117	7,754
	UBS AG
		Canadian Dollar	Sell	1/18/23	10,928,282	10,759,286	(168,996)
	WestPac Banking Corp.
		British Pound	Sell	12/21/22	884,064	848,714	(35,350)

	Unrealized appreciation						119,852

	Unrealized (depreciation)						(1,733,387)

	Total						$(1,613,535)
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from September 1, 2022 through November 30, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $612,119,327.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 8/31/22	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 11/30/22
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$12,319,627	$65,490,549	$67,024,372	$90,576	$10,785,804
	Putnam Short Term Investment Fund**	22,326,272	14,211,668	18,521,882	174,181	18,016,058

	Total Short-term investments	$34,645,899	$79,702,217	$85,546,254	$264,757	$28,801,862
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $10,785,804 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $11,135,210.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,489,457.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $1,681,349 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,489,457 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$38,533,345	$—	$—
Consumer discretionary	75,699,869	—	—
Consumer staples	30,568,282	—	—
Energy	59,411,076	—	—
Financials	54,921,941	29,351,007	—
Health care	73,452,128	—	—
Industrials	75,187,364	—	—
Information technology	135,724,289	—	—
Materials	10,832,908	—	—
Real Estate	9,083,308	—	—

Total common stocks	563,414,510	29,351,007	—
Short-term investments	—	30,498,364	—

Totals by level	$563,414,510	$59,849,371	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,613,535)	$—

Totals by level	$—	$(1,613,535)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$100,000,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com